UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021 (December 15, 2021)

CF ACQUISITION CORP. VII

(Exact name of registrant as specified in its charter)

Delaware	001-41166	85-1963781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFFSU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CFFS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2021, CF Acquisition Corp. VII (the “Company”) consummated its initial public offering (the “IPO”) of 18,250,000 units (the “Units”), including 750,000 units sold upon partial exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. Only whole warrants are exercisable. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $182,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253307) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 19, 2021 (as amended, the “Registration Statement”):

•

An Underwriting Agreement, dated December 15, 2021 by and among the Company, Cantor Fitzgerald & Co. (“CF&Co”), as representative of the several underwriters, and the qualified independent underwriter named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Business Combination Marketing Agreement, dated December 15, 2021, by and between the Company and CF&Co, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated December 15, 2021, by and among the Company, its officers, its directors and CFAC Holdings VII, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated December 15, 2021, by and among the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	An Expense Reimbursement Agreement, dated December 15, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

A Private Placement Units Purchase Agreement (the “Private Units Purchase Agreement”), dated December 15, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	Promissory Note, dated December 15, 2021, issued to the Sponsor at the closing of the IPO, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated December 15, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	A Forward Purchase Contract, dated December 15, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	A Sponsor Loan Note (the “Sponsor Note”), dated December 15, 2021, issued to the Sponsor, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Units Purchase Agreement, the Company completed the private sale to the Sponsor of an aggregate of 450,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,500,000. The Private Placement Units are identical to the Units sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Sponsor has agreed that it shall forfeit to the Company for cancellation any warrants underlying the Private Placement Units held by it on December 15, 2026, in accordance with FINRA Rule 5110(g), and at such time shall no longer have the right to exercise any warrants underlying the Private Placement Units. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware, effective the same day. The terms of the Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $186,150,000, comprised of certain proceeds from the IPO, the sale of the Private Placement Units and a loan by the Sponsor under the Sponsor Note, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Charter (a) to allow redemption in connection with the Company’s initial business combination or modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or such later date as extended pursuant to the Charter (the “Deadline”) or (b) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination by the Deadline, subject to applicable law.

On December 15, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 20, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On December 20, 2021, the underwriters in the IPO informed the Company that the remaining portion of the over-allotment option would not be exercised. As a result, 468,750 shares of Class B common stock of the Company were forfeited by the Sponsor in order for the Company’s initial stockholders to maintain ownership of 20.0% of the issued and outstanding shares of common stock of the Company (excluding the Private Placement Units held by the Sponsor). Such forfeited shares were cancelled by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 15, 2021, by and among the Company, CF&Co, as representative of the several underwriters, and the qualified independent underwriter named therein.

1.2	Business Combination Marketing Agreement, dated December 15, 2021, by and between the Company and CF&Co.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 15, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 15, 2021, by and among the Company, the Sponsor and the holders party thereto.

10.4	Expense Reimbursement Agreement, dated December 15, 2021, by and between the Company and the Sponsor.

10.5	Private Placement Units Purchase Agreement, dated December 15, 2021, by and between the Company and the Sponsor.

10.6	Promissory Note, dated December 15, 2021, issued to the Sponsor

10.7	Administrative Services Agreement, dated December 15, 2021, by and between the Company and the Sponsor.

10.8	Forward Purchase Contract, dated December 15, 2021, by and between the Company and the Sponsor

10.9	Sponsor Loan Note, dated December 15, 2021, issued to the Sponsor

99.1	Press Release, dated December 15, 2021.

99.2	Press Release, dated December 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF ACQUISITION CORP. VII

	By:	/s/Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer
Dated: December 20, 2021